AMERICAN BALANCED FUND, INC.
   One Market, Steuart Tower, Suite 1800, San Francisco, California 94105-1409
      Mailing Address: P.O. Box 7650, San Francisco, California 94120-7650
                            Telephone (415) 421-9360


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------------------- -------------------
Share Class                        Total Income
                                    Dividends
                                 (000's omitted)
------------------------------- -------------------
------------------------------- -------------------
Class A                         $316,029
------------------------------- -------------------
------------------------------- -------------------
Class B                         $27,444
------------------------------- -------------------
------------------------------- -------------------
Class C                         $21,424
------------------------------- -------------------
------------------------------- -------------------
Class F                         $6,630
------------------------------- -------------------
------------------------------- -------------------
Total                           $371,527
------------------------------- -------------------
------------------------------- -------------------
Class 529-A                     $2,132
------------------------------- -------------------
------------------------------- -------------------
Class 529-B                     $493
------------------------------- -------------------
------------------------------- -------------------
Class 529-C                     $733
------------------------------- -------------------
------------------------------- -------------------
Class 529-E                     $102
------------------------------- -------------------
------------------------------- -------------------
Class 529-F                     $2
------------------------------- -------------------
------------------------------- -------------------
Class R-1                       $15
------------------------------- -------------------
------------------------------- -------------------
Class R-2                       $253
------------------------------- -------------------
------------------------------- -------------------
Class R-3                       $513
------------------------------- -------------------
------------------------------- -------------------
Class R-4                       $132
------------------------------- -------------------
------------------------------- -------------------
Class R-5                       $329
------------------------------- -------------------
------------------------------- -------------------
Total                           $4,704
------------------------------- -------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4300
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3177
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3101
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4260
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4248
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3171
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3218
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2837
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1047
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1687
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1757
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1954
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2184
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2307
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------------- ---------------------------
Share Class                   Shares Outstanding
                               (000's omitted)
------------------------- ---------------------------
------------------------- ---------------------------
Class A                   860,321
------------------------- ---------------------------
------------------------- ---------------------------
Class B                   124,070
------------------------- ---------------------------
------------------------- ---------------------------
Class C                   100,129
------------------------- ---------------------------
------------------------- ---------------------------
Class F                   22,222
------------------------- ---------------------------
------------------------- ---------------------------
Total                     1,106,742
------------------------- ---------------------------
------------------------- ---------------------------
Class 529-A               11,070
------------------------- ---------------------------
------------------------- ---------------------------
Class 529-B               3,810
------------------------- ---------------------------
------------------------- ---------------------------
Class 529-C               5,336
------------------------- ---------------------------
------------------------- ---------------------------
Class 529-E               705
------------------------- ---------------------------
------------------------- ---------------------------
Class 529-F               32
------------------------- ---------------------------
------------------------- ---------------------------
Class R-1                 146
------------------------- ---------------------------
------------------------- ---------------------------
Class R-2                 2,901
------------------------- ---------------------------
------------------------- ---------------------------
Class R-3                 5,469
------------------------- ---------------------------
------------------------- ---------------------------
Class R-4                 1,700
------------------------- ---------------------------
------------------------- ---------------------------
Class R-5                 1,786
------------------------- ---------------------------
------------------------- ---------------------------
Total                     32,955
------------------------- ---------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $14.42
----------------------- -------------------------
----------------------- -------------------------
Class B                 $14.38
----------------------- -------------------------
----------------------- -------------------------
Class C                 $14.38
----------------------- -------------------------
----------------------- -------------------------
Class F                 $14.42
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $14.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $14.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $14.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $14.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $14.41
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $14.39
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $14.39
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $14.40
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $14.41
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $14.43
----------------------- -------------------------

                          AMERICAN BALANCED FUND, INC.
   One Market, Steuart Tower, Suite 1800, San Francisco, California 94105-1409
      Mailing Address: P.O. Box 7650, San Francisco, California 94120-7650
                            Telephone (415) 421-9360

The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation (including any significant deficiencies or material weaknesses that required corrective action).

                          AMERICAN BALANCED FUND, INC.
   One Market, Steuart Tower, Suite 1800, San Francisco, California 94105-1409
      Mailing Address: P.O. Box 7650, San Francisco, California 94120-7650
                            Telephone (415) 421-9360


                                  CERTIFICATION


I, Robert G. O'Donnell, certify that:


1.       I have reviewed this report on Form N-SAR of American Balanced Fund,
         Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


         a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


         b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


         c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


         a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date:    February 24, 2003

                           /s/ Robert G. O'Donnell____

                               Robert G. O'Donnell
                 Chairman and PEO, American Balanced Fund, Inc.

                          AMERICAN BALANCED FUND, INC.
   One Market, Steuart Tower, Suite 1800, San Francisco, California 94105-1409
      Mailing Address: P.O. Box 7650, San Francisco, California 94120-7650
                            Telephone (415) 421-9360


                                  CERTIFICATION


I, Dayna G. Yamabe, certify that:


1.       I have reviewed this report on Form N-SAR of American Balanced Fund,
         Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


         a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


         b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


         c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


         a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date:   February 24, 2003

                              /s/ Dayna G. Yamabe__

                                 Dayna G. Yamabe
                     Treasurer, American Balanced Fund, Inc.